PARAMETRIC EMERGING MARKETS FUND

PARAMETRIC GLOBAL SMALL-CAP FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated June 1, 2013

The following replaces “Purchase and Sale of Fund Shares” in “Fund Summaries - Important Information Regarding Fund Shares”:

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. Class C shares are not available for purchase, except by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); or (2) qualified retirement plans.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-260-0761. The minimum initial purchase or exchange into a Fund is $1,000 for each Class (with the exception of Institutional Class) and $50,000 for Institutional Class (waived in certain circumstances). There is no minimum for subsequent investments.

March 24, 2014	14635 3.24.14